Digirad Corporation Completes New Financing for its Building & Construction Division

New Financing will allow for Expansion of its Commercial Construction Business in New England

Suwanee, GA. February 6, 2020 - Digirad Corporation (Nasdaq: DRAD; DRADP) (“Digirad” or the “Company”) announced today new financing to fund the growth strategy for its Building & Construction division for 2020.

In September 2019, Digirad completed the acquisition of ATRM Holdings, Inc. (“ATRM”) and converted from being a healthcare services provider into a diversified holding company (“HoldCo”) operating with three business divisions: Healthcare, Building & Construction, and Real Estate & Investments. We believe this new corporate structure will allow the Company to maximize stockholder value over the long term through high-return investments leading to growth in revenues, earnings, and cash flow.

We expect the Company’s 2020 growth strategy for its Building & Construction division to expand its client and geographic footprint for residential and multi-family real estate construction projects and will allow the Company to expand its commercial construction business in New England to better take advantage of the significant market opportunities available in this market.

KBS Builders, Inc. (“KBS”), the modular building manufacturing business of the Company’s Building & Construction division, is currently involved in various discussions for several new commercial construction projects to be built in 2020 and future years in the New England area which, if awarded to KBS, would require a significantly higher utilization rate for KBS’s manufacturing plant in South Paris, Maine in 2020 than in previous years and could eventually lead to a re-opening of KBS’s idled manufacturing plant in Oxford, Maine.

As part of the HoldCo structure, the Company formed a Real Estate & Investments division in April 2019 which currently owns the three manufacturing plants in Maine that are operated by KBS. The Real Estate division has completed a financing via commercial mortgages for these three plants with the proceeds to be used to fund working capital requirements for the business expansion of its Building & Construction division in 2020. In addition, EdgeBuilder, Inc. and Glenbrook Building Supply, Inc., which are part the Company’s Building & Construction division based in the Minneapolis, Minnesota area, completed a refinancing of an existing credit facility. A Current Report on Form 8-K will be filed by the Company with the Securities and Exchange Commission reporting additional details of these new credit facilities.

About Digirad Corporation

Digirad Corporation is a diversified holding company operating with three business divisions: Healthcare, Building & Construction, and Real Estate & Investments.

Digirad: Healthcare Division

Digirad Health designs, manufactures, and distributes diagnostic medical imaging products.  Digirad Health operates in three businesses: Diagnostic Services, Mobile Healthcare, and Diagnostic Imaging. The Diagnostic Services business offers imaging and monitoring services to healthcare providers as an alternative to purchasing the equipment or outsourcing the job.  The Mobile Healthcare business provides contract diagnostic imaging, including computerized tomography (“CT”), magnetic resonance imaging (“MRI”), positron emission tomography (“PET”), PET/CT, and nuclear medicine and healthcare expertise through a convenient mobile service. The Diagnostic Imaging business develops, sells, and maintains solid-state gamma cameras.

ATRM: Building & Construction Division

ATRM manufactures modular housing units for commercial and residential applications. ATRM operates in two businesses: (i) modular building manufacturing and (ii) structural wall panel and wood foundation manufacturing, including building supply retail operations. The modular building manufacturing business is operated by KBS Builders, Inc. (“KBS”), the structural wall panel and wood foundation manufacturing segment is operated by EdgeBuilder, Inc. (“EdgeBuilder”), and the retail building supplies are sold through Glenbrook Building Supply, Inc. (“Glenbrook”). KBS, EdgeBuilder, and Glenbrook are wholly-owned subsidiaries of ATRM.

Real Estate & Investments Division

This business division manages real estate assets and investments.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Digirad Corporation (“Digirad,” “DRAD” or the “Company”) or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; the length of time associated with servicing customers; losses of significant contracts; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting in liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s Common Stock and Preferred Stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company Preferred Stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, including to successfully integrate ATRM’s operations and realize the synergies from the acquisition, as well as factors related to the Company’s business (including ATRM) including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Digirad Corporation	The Equity Group
Jeffrey E. Eberwein	Lena Cati
Chairman of the Board	Vice President
203-489-9501	212-836-9611
ir@digirad.com	lcati@equityny.com